UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Integrity Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTEGRITY FINANCIAL CORPORATION

39 SECOND STREET, N.W.

HICKORY, NORTH CAROLINA 28601

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 8, 2005

Integrity Financial Corporation will hold its Annual Meeting of shareholders at the Park Inn Gateway Conference Center, 909 Highway 70 S.W., Hickory, North Carolina, at 4:00 p.m. local time on September 8, 2005, to vote on the following proposals:

1.	To re-elect four members of the Board of Directors, each for a term of three years, one member of the Board of Directors for a term of two years and one member of the Board of Directors for a term of one year.

2.	To ratify the appointment of Dixon Hughes PLLC as Integrity Financial Corporation’s independent public accountants for 2005.

3.	Any other matters that properly come before the Annual Meeting, or any adjournments or postponements of the Annual Meeting.

Record holders of Integrity Financial Corporation’s common stock at the close of business on July 29, 2005 will receive notice of and may vote at the Annual Meeting, including any adjournments or postponements. Your Board of Directors cordially invites you to attend the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE MATTERS THAT YOU WILL VOTE ON AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ W. ALEX HALL, JR.
W. Alex Hall, Jr.
President & Chief Executive Officer

Hickory, North Carolina

August 5, 2005

INTEGRITY FINANCIAL CORPORATION

39 SECOND STREET, N.W.

HICKORY, NORTH CAROLINA 28601

PROXY STATEMENT

Mailing Date: On or about August 5, 2005

ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 8, 2005

General

This Proxy Statement is being furnished to the shareholders of Integrity Financial Corporation (the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies for use at its Annual Meeting of shareholders. The purposes of the Company’s Annual Meeting are to consider and vote on: (i) the re-election of four directors, each for a term of three years, the re-election of one director for a term of two years and the re-election of one director for a term of one year; and (ii) ratification of the appointment of Dixon Hughes PLLC as the Company’s independent public accountants for 2005.

The principal executive office of the Company is located at 39 Second Street, N.W., Hickory, North Carolina 28601. Its telephone number is (888) 894-2483.

This Proxy Statement is first being mailed to shareholders on or about August 5, 2005.

Record Date; Quorum; Voting Rights

Shareholders of record at the close of business on July 29, 2005 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting, or at any adjournment or postponement. As of July 29, 2005, there were 4,761,905 shares of common stock outstanding and entitled to vote, held of record by approximately 2,225 persons. Each share of common stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting. Pursuant to the Company’s Bylaws, a majority of the votes entitled to be cast by holders of common stock, represented in person or by proxy, will constitute a quorum for the transaction of business at the meeting. In accordance with North Carolina law, shareholders will not be permitted to vote cumulatively in the election of directors.

Assuming a quorum is present, in the case of Proposal 1 below, the six nominees receiving the greatest number of votes shall be elected for the terms indicated. In the case of Proposal 2 below, for such proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against approval. Broker non-votes and abstentions are not treated as votes cast and therefore will not have any effect on the vote for any Proposal.

The executive officers and directors of the Company, together with their affiliates, beneficially owned, directly or indirectly, as of July 29, 2005, an aggregate of 656,051 shares of the Company’s common stock (including 75,285 shares subject to exercisable stock options) constituting approximately 13.56% of the sum of (i) all shares outstanding and entitled to vote on that date plus (ii) shares capable of being issued within 60 days upon the exercise of stock options held by such persons.

Solicitation, Revocation and Use of Proxies

A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO COMPLETE, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-prepaid if mailed in the United States.

You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to Denise Sigmon, Assistant Secretary, Integrity Financial Corporation, 39 Second Street, N.W., Hickory, North Carolina 28601, by submitting a subsequently dated proxy, or by attending the Annual Meeting and withdrawing the proxy. Persons named in the appointment of proxy, as proxies to represent shareholders at the Annual Meeting are W. Alex Hall, Jr., Ronald S. Shoemaker and Howard L. Pruitt. Each unrevoked proxy card properly executed and received prior to the close of voting at the Annual Meeting will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted “FOR” Proposal 2 and “FOR” each of the nominees for director listed in Proposal 1.

Expenses of Solicitation

The expense of preparing, printing and mailing this Proxy Statement will be paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company or its bank subsidiaries, Catawba Valley Bank (“Catawba”) and First Gaston Bank of North Carolina (“First Gaston”), without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company’s common stock.

Authorization to Vote on Adjournment and Other Matters

Unless the Assistant Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional appointments of proxy to establish a quorum or to provide additional information to shareholders. However, appointments of proxy voted against any of the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Beneficial Ownership of Voting Securities

As of July 29, 2005, no shareholder beneficially owned more than 5% of the Company’s outstanding common stock to the best knowledge of management.

As of July 29, 2005, the beneficial ownership of the Company’s common stock by directors individually, and by directors and executive officers as a group, was as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
David E. Cline Waxhaw, NC	19,009	0.40

Loretta P. Dodgen, Ed.D.(4) Gastonia, NC	8,330	0.17

Jack Ray Ferguson Wilkesboro, NC	221,245	4.65

W. Alex Hall, Jr. Gastonia, NC	44,984	0.94

Hal F. Huffman, Jr. Hickory, NC	42,442	0.89

Robert P. Huntley(5) Hickory, NC	47,755	1.00

W. Steve Ikerd(6) Hickory, NC	89,015	1.86

H. Ray McKenney, Jr.(7) Gastonia, NC	62,028	1.30

Randy D. Miller Millers Creek, NC	67,582	1.42

Howard L. Pruitt Hickory, NC	43,680	0.91

Ronald S. Shoemaker Wilkesboro, NC	73,898	1.55

Carl G. Yale Moravian Falls, NC	2,000	0.04

All Directors and Executive Officers as a group (12 persons)	656,051	13.56

(1)	To the best knowledge of the Company’s management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned except the following who share voting rights: Dr. Dodgen – 430 shares; Mr. Ferguson – 219,485 shares; Mr. Huffman – 21,842 shares; Mr. McKenney – 4,983 shares; Mr. Miller – 67,582 shares; and Mr. Shoemaker – 73,898 shares.

(2)	Included are exercisable options to purchase an aggregate of 75,285 shares.

(3)	The calculation of the percentage of class beneficially owned by each individual and the group is based on the sum of (i) 4,761,905 shares outstanding as of July 29, 2005, plus (ii) the number of shares capable of being issued to directors and executive officers within 60 days upon the exercise of vested stock options by the individual or the group.

(4)	Includes 414 shares held by Dr. Dodgen’s spouse.

(5)	Includes 9,110 shares held by Mr. Huntley’s spouse.

(6)	Includes 15,484 shares held by Mr. Ikerd’s spouse.

(7)	Includes 37,984 shares held by Mr. McKenney’s affiliated companies.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s directors and executive officers are required to file certain reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of the Company’s common stock (including, without limitation, an initial report following the person’s election as an officer or director of the Company and a report following any change in a reporting person’s beneficial ownership). Based upon a review of copies of reports received by the Company, all required reports of directors and executive officers of the Company during 2004 were filed on a timely basis.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s Bylaws provide that its Board of Directors shall consist of between eight and eighteen members, as determined by the Board of Directors or the shareholders. If there are less than nine directors, the members shall be elected for one-year terms, and if there are nine or more directors, the Board shall be divided into three classes approximately equal in number and elected to staggered three-year terms. The Board has set the number of directors at twelve. The Board recommends that shareholders vote for the re-election of each of the six directors listed in the following table for the terms indicated.

Name and Age	Position(s) Held	Director Since(1)		Principal Occupation and Business Experience During the Past 5 Years
Three Year Terms

David E. Cline (56)	Chairman	1995	(2)	President, Cline Seabrook Company, Waxhaw, NC (development firm).

W. Alex Hall, Jr. (68)	Director	1995	(2)	President and Chief Executive Officer, Integrity Financial Corporation; previously, President and Chief Executive Officer, First Gaston Bank of North Carolina, Gastonia, NC, 1995-2004.

Name and Age	Position(s) Held	Director Since(1)		Principal Occupation and Business Experience During the Past 5 Years
Robert P. Huntley (67)	Director	1995	(2)	Private Investor.

Randy D. Miller (49)	Director	2004		President, Randy D. Miller Lumber Co., Inc.; President, Pine Log Co., Inc.; President, Randy D. Miller Trucking Co., Inc.

Two Year Term

Hal F. Huffman, Jr. (50)	Director	1995	(2)	President/Owner, Huffman Enterprises, Inc. (ACE Hardware Franchise), 1991 – Present.

One Year Term

Jack Ray Ferguson (78)	Director	1999	(2)	Retired; Henderson Store Manager, Lowe’s Companies, Inc., 1954 – 1985.

(1)	Does not necessarily indicate a continuous tenure.

(2)	Includes prior service as a director of the Company’s predecessor institutions, Catawba Valley Bank, First Gaston Bank of North Carolina or Community Bancshares, Inc., as applicable.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” EACH OF THE NOMINEES FOR DIRECTOR FOR THE TERM INDICATED.

Incumbent Directors

The Company’s Board of Directors includes the following six directors whose terms will continue after the Annual Meeting. Certain information regarding those directors is set forth in the following table.

Name and Age	Director Since(1)		Term Expires	Principal Occupation and Business Experience During the Past 5 Years
Loretta P. Dodgen, Ed.D. (53)	1995	(2)	2007	Management Consultant and Vice President, Multiple Choice, Inc., Gastonia, NC (training and organizational consulting firm).

W. Steve Ikerd (65)	1995	(2)	2007	President and Owner, Ikerd Enterprises, Hickory, NC (real estate developers).

H. Ray McKenney, Jr. (51)	1995	(2)	2006	President, McKenney Family Dealerships, Gaston County, NC (auto dealerships); Director, Holy Angels, Inc., Gastonia, NC (specialized care facility).

Howard L. Pruitt (68)	1995	(2)	2006	Secretary, Southwood Furniture Company, Hickory, NC (furniture manufacturer); President, Pruitt Machinery, Inc., 1971-1995 (woodworking machinery sales).

Name and Age	Director Since(1)		Term Expires	Principal Occupation and Business Experience During the Past 5 Years
Ronald S. Shoemaker (65)	2003	(2)	2006	Executive Vice President and Interim Chief Operating Officer, Integrity Financial Corporation; Regional President, Catawba Valley Bank; previously, President, Community Bancshares, Inc. and Northwestern National Bank, 1990-2002.

Carl G. Yale (53)	2004		2006	Certified Public Accountant and Co-Founder, Hemric & Yale (CPA Firm), Wilkesboro, NC.

(1)	Does not necessarily indicate a continuous tenure.

(2)	Includes prior service as a director of the Company’s predecessor institutions, Catawba Valley Bank, First Gaston Bank of North Carolina or Community Bancshares, Inc., as applicable.

Director Relationships

With the exception of Robert P. Huntley, who is a member of the Board of Directors and Chairman of the Audit Committee of Burke Mills, Inc., Valdese, North Carolina, no director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held six meetings during 2004. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and any committees on which he or she served.

It is the policy of the Company that directors attend each annual and special meeting of shareholders. All of the Company’s directors attended the 2004 Annual Meeting of Shareholders.

The Company’s Board of Directors has several standing committees including an Audit Committee, a Compensation Committee and a Nominating Committee.

Report of the Audit Committee

The Audit Committee receives and reviews the annual audit report of the Company’s independent public accountants and the reports of examinations by bank regulatory agencies, and helps to formulate, implement and review the Company’s, Catawba’s, and First Gaston’s internal audit programs. The Audit Committee assesses the performance and independence of the Company’s independent public accountants and recommends their appointment and retention. The Audit Committee has in place pre-approval policies and procedures that involve an assessment of the performance and independence of the Company’s independent auditors, an evaluation of any conflicts of interest that may impair the independence of the independent auditors and pre-approval of an engagement letter that outlines all services to be rendered by the independent auditors. The Audit Committee also meets as needed with the Company’s internal auditor.

During the course of its examination of the Company’s audit process in 2004, the Audit Committee reviewed and discussed the audited consolidated financial statements with management. The Audit Committee also discussed with the independent auditors, Dixon Hughes PLLC, all matters required to be discussed by the Statement on Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from Dixon Hughes PLLC disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended, and discussed with Dixon Hughes PLLC their independence.

Based on the review and discussions as outlined above, the Audit Committee (i) recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission and (ii) recommended that shareholders ratify the appointment of Dixon Hughes PLLC as auditors for 2005.

The Audit Committee has a written charter which is reviewed annually for adequacy. The Audit Committee Charter is attached as Exhibit A.

The Company’s common stock is listed on, and the Company’s Audit Committee meets the requirements of, the Nasdaq SmallCap Market. The Audit Committee members are “independent” and “financially literate” as defined by applicable Nasdaq listing standards. The Board of Directors has determined that Robert P. Huntley, a member of the Audit Committee, meets the requirements adopted by the Securities and Exchange Commission for qualification as an “audit committee financial expert.” An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that are of the same level of complexity that can be expected in the Company’s financial statements, or experience supervising people engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The Company’s Audit Committee met seven times in 2004. This report is submitted by the Audit Committee:

Robert P. Huntley – CPA

David E. Cline

Howard L. Pruitt

Carl G. Yale – CPA

Compensation Committee. The current members of the Compensation Committee are Dr. Dodgen (Chairperson) and Messrs. Huntley, Pruitt, McKenney and Yale. The Compensation Committee reviews and recommends senior management salaries and benefits to the Board of Directors for approval. The Compensation Committee also reviews and makes recommendations to the Board of Directors regarding matters involving personnel policies and stock option grants. The Compensation Committee met five times in 2004.

Nominating Committee. The Company has a separately-designated standing Nominating Committee. The members of the Nominating Committee are W. Steve Ikerd (Chairman), Loretta P. Dodgen, Jack Ray Ferguson, H. Ray McKenney, Jr. and Howard L. Pruitt. The duties of the Nominating Committee are: (i) to assist the Board of Directors, on an annual basis, by identifying individuals qualified to become board members; (ii) to recommend to the Board the director nominees for the next meeting of shareholders at which directors are to be elected; and (iii) to assist the Board of Directors by identifying individuals qualified to become board members, in the event a vacancy on the board exists and that such vacancy should be filled.

The members of the Nominating Committee are “independent” as defined by Nasdaq listing standards. The Bylaws of the Company state that candidates may be nominated for election to the Board of Directors by the Nominating Committee or by any shareholder of the Company’s common stock. It is the policy of the Nominating Committee to consider all shareholder nominations. Shareholder nominations must be submitted to the Nominating Committee in writing on or before September 30th of the year preceding the annual meeting at which the nominee would stand for election to the Board of Directors and must be accompanied by each nominee’s written consent to serve as a director of the Company if elected. The Bylaws of the Company require that all nominees for director, including shareholder nominees, have business, economic or residential ties to the Company’s market area. In evaluating nominees for director, the Nominating Committee values community involvement and experience in finance or banking including prior service as an officer or director of an entity engaged in the financial services business, although such experience is not a prerequisite for nomination.

There have been no material changes to the procedures by which security holders may recommend nominees to the Company’s Board of Directors since the Company last provided disclosure regarding the Nominating Committee and the process for submitting shareholder nominations.

The Nominating Committee has adopted a formal written charter, which was included as Exhibit A to the proxy statement for the Company’s 2004 Annual Meeting of shareholders.

Director Compensation

Board Fees. Members of the Company’s Board of Directors receive an annual retainer of $5,000, with the exception of the Chairman of the Board of Directors who receives an annual retainer of $7,500. Beginning in December 2004, directors fees’ for each meeting of the Board of Directors attended increased from $500 to $1,000. During 2004, each director received $500 for each committee meeting attended, with the exception of committee chairpersons, who received

$750 per committee meeting chaired. Directors also receive $100 to defer travel expenses when board meetings are held outside of their hometown.

Nonstatutory Stock Option Plan for Directors. All directors of the Company are eligible to be considered for stock option grants under the provisions of the Integrity Financial Corporation 1997 Nonstatutory Stock Option Plan for Directors, and all options available for grant under the plan have been granted to the Company’s directors. All options were granted at 100% of the fair market value of the Company’s common stock on the date of grant. Options are granted to emphasize the importance of improving stock price performance over the long-term and to encourage directors to own the Company’s common stock. In this way, directors are rewarded only if the stock price increases, which will benefit shareholders, directors, executive officers and employees.

Following the Company’s acquisitions of First Gaston Bank of North Carolina and Community Bancshares, Inc. (including Community’s wholly owned subsidiary, Northwestern National Bank), the Company adopted First Gaston’s and Community’s respective stock option plans and all stock options granted under such plans are now options of the Company. No further options will be granted under such plans.

Executive Officers

Set forth below is certain information regarding the Company’s executive officers.

Name	Age	Position	Business Experience
W. Alex Hall, Jr.	68	Director, President and Chief Executive Officer, Integrity Financial Corporation	President and Chief Executive Officer, Integrity Financial Corporation, Hickory, NC; previously, President and Chief Executive Officer, First Gaston Bank of North Carolina, 1995-2004.

Ronald S. Shoemaker	65	Director, Executive Vice President and Interim Chief Operating Officer, Integrity Financial Corporation	Executive Vice President and Interim Chief Operating Officer, Integrity Financial Corporation; Regional President, Catawba Valley Bank; previously, President, Community Bancshares, Inc. and Northwestern National Bank, 1990-2002.

Executive Compensation

Except for W. Alex Hall, Jr., President and Chief Executive Officer of the Company, Ronald S. Shoemaker, Executive Vice President of the Company and R. Steve Aaron, the Company’s former President and Chief Executive Officer who served as President and Chief Executive Officer of the Company until his resignation effective November 19, 2004, no current executive officer of the Company received compensation for 2004, 2003 or 2002 that exceeded $100,000. Compensation information for Messrs. Hall, Shoemaker and Aaron is presented in the following table:

SUMMARY COMPENSATION TABLE

			Annual Compensation(1)		Long Term Compensation
Name and Principal Position	Year		Salary	Bonus	AWARDS	All Other Compensation(2)
					Securities Underlying Options
W. Alex Hall, Jr. President and Chief Executive Officer	2004 2003 2002		$200,375 180,064 175,373	$-0- 8,914 7,000	-0- 5,000 -0-	$12,023 10,804 11,000
Ronald S. Shoemaker Executive Vice President	2004 2003	(3)	158,988 150,000	38,293 67,500	-0- -0-	7,800 7,250
R. Steve Aaron Former President and Chief Executive Officer	2004 2003 2002	(4)	223,746 208,000 192,510	-0- 48,000 48,000	-0- 7,500 -0-	11,820 10,300 12,000

(1)	Perquisites and personal benefits awarded did not exceed 10% of the total annual salary and bonus in any year reported.

(2)	The amounts disclosed represent contributions made by the Company or its subsidiaries to match pre-tax elective deferral contributions (included under salary) made by the named executives pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended.

(3)	Mr. Shoemaker joined the Company on December 31, 2002 as a result of the Company’s acquisition of Community Bancshares, Inc.

(4)	Mr. Aaron resigned as President and Chief Executive Officer of the Company and Catawba Valley Bank effective November 19, 2004 and was not paid any compensation after that date.

Incentive Stock Option Plan

The shareholders of Catawba Valley Bank, the Company’s predecessor in interest, originally approved the Company’s 1996 Incentive Stock Option Plan at the 1996 Annual Meeting of Shareholders. The Incentive Stock Option Plan was subsequently amended at both the 2002 Annual Meeting of Shareholders and the 2004 Annual Meeting of Shareholders to increase the total number of shares of the Company’s common stock authorized for issuance upon the exercise of stock options granted pursuant to the terms of the plan. The Incentive Stock Option Plan currently provides for the issuance of up to 499,803 shares of the Company’s common stock upon the exercise of options granted under the plan. All executive officers and employees of the Company, and its subsidiaries, are eligible to be considered for stock option grants under the provisions of the Incentive Stock Option Plan. Options are granted to emphasize the importance of improving stock price performance over the long-term and to encourage executive officers and employees to own the Company’s common stock. Options are granted at 100% of the fair market value of the Company’s common stock on the date of grant. In this way, executive officers and employees are rewarded only if the stock price increases, which will benefit shareholders, directors, executive officers and employees.

There were no stock options granted to the Company’s named executive officers during the fiscal year ended December 31, 2004.

The following table sets forth information regarding option exercises and option values as of December 31, 2004.

AGGREGATED OPTION EXERCISES IN FISCAL 2004

AND FISCAL YEAR END OPTION VALUES

				Number of Securities Underlining Unexercised Options at Fiscal Year End		Value of Unexercised In- the-Money Options at Fiscal Year End(2)
Name	Shares Acquired on Exercise		Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
W. Alex Hall, Jr.	-0-		$-0-	34,858	-0-	$152,329	$-0-
Ronald S. Shoemaker	55,330	(1)	606,970	-0-	-0-	-0-	-0-
R. Steve Aaron	13,874		160,320	9,959	-0-	90,826	-0-

(1)	Includes shares which would have been issued but for the conversion of outstanding stock options to limited stock appreciation rights pursuant to the Company’s 1993 Stock Option Plan.

(2)	Based on the Company’s closing price of $15.63 on December 31, 2004.

The 401(k) Savings Plan. The Company has adopted a tax-qualified savings plan (the “Savings Plan”) which covers all current full-time employees and any new full-time employees who have been employed by the Company for six months. Under the Savings Plan, a participating employee may contribute up to 16% of his or her base salary on a tax-deferred basis through salary reduction as permitted under Section 401(k) of the Code. The Company contributes an amount equal to 100% of the first 6% of pre-tax salary contributed by each participant and may make additional discretionary profit sharing contributions to the Savings Plan on behalf of all participants. Such discretionary profit sharing contributions may not exceed 6% of the aggregate of the pre-tax base salaries of all participants in the Savings Plan and are allocated among all participants on the basis of the participant’s age and level of compensation. Amounts deferred above the first 6% of salary are not matched by the Company. A participant’s contributions and the Company’s matching and profit sharing contributions under the Savings Plan will be held in trust accounts for the benefit of participants. A participant is at all times 100% vested with respect to his or her own contributions under the Savings Plan, and becomes 100% vested in the account for the Company’s matching and profit sharing contributions after completing five years of service with the Company. The value of a participant’s accounts under the Savings Plan becomes payable to him or her in full upon retirement, total or permanent disability or termination of employment for any other reason, or becomes payable to a designated beneficiary upon a participant’s death. The Savings Plan also will contain provisions for withdrawals in the event of certain hardships. A participant’s contributions, vested matching and profit sharing contributions of the Company, and any income accrued on such contributions, are not subject to federal or state taxes until such time as they are withdrawn by the participant.

Employment Agreements

Mr. Hall’s Agreement. On January 1, 2003, First Gaston entered into an employment agreement with Mr. Hall as President and Chief Executive Officer. The initial annual base compensation under Mr. Hall’s employment agreement is $176,245. The employment agreement terminates on December 31, 2005 unless sooner terminated for “cause” or voluntarily by Mr. Hall. The employment agreement provides for appropriate fringe benefits of an executive officer. The employment agreement provides for the payment to Mr. Hall of an amount equal to 2.99 times the total amount of his base salary and most recent annual bonus, if any, should there be a “change in control” of First Gaston or the Company followed by a “termination event.” For purposes of the employment agreement, “change in control” is defined as the accumulation of 25% or more of the voting power of First Gaston’s or the Company’s outstanding securities, the power by any person or group to elect or control the election of a majority of the members of the Board of Directors of First Gaston or the Company, the merger of First Gaston or the Company into another entity whereby First Gaston’s or the Company’s then existing shareholders do not beneficially own more than 60% of First Gaston’s or the Company’s outstanding securities after consummation of the transaction, 50% of the assets of First Gaston or the Company are sold to an entity and no longer controlled by First Gaston or the Company, or a majority change in incumbent directors of First Gaston or the Company.

Mr. Shoemaker’s Agreement. On December 31, 2002, Catawba entered into a two-year employment agreement with Mr. Shoemaker as Executive Vice President of Catawba. The initial annual base compensation under Mr. Shoemaker’s employment agreement was $150,000. The employment agreement provided for appropriate fringe benefits of an executive officer. The employment agreement also provided for the payment to Mr. Shoemaker of an amount equal to 2.99 times the total amount of his base salary and most recent annual bonus, if any, should there be a “change in control” of the Company followed by a “termination event.” For purposes of the employment agreement, “change in control” was defined as the accumulation of 25% or more of the voting power of the Company’s outstanding securities, the power by any person or group to elect or control the election of a majority of the members of the Board of Directors of the Company or the merger of the Company into another entity where the Company is not the surviving entity in the merger or all, or substantially all, of the assets of the Company are sold to another entity. The term of Mr. Shoemaker’s employment agreement expired on December 31, 2004.

Mr. Aaron’s Agreement. The employment agreement by and between the Company and R. Steve Aaron was terminated on November 19, 2004, upon Mr. Aaron’s resignation as President and Chief Executive Officer of the Company. Pursuant to the terms of the employment agreement, Mr. Aaron was paid his regular compensation through, and benefits were continued up to and including, November 19, 2004. Since November 19, 2004, no additional compensation has been paid to Mr. Aaron and no additional compensation or benefits are otherwise due or owing.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee, Dr. Dodgen (Chairperson) and Messrs. Huntley, McKenney, Pruitt and Yale, served as members of the Compensation Committee during the Company’s most recently completed fiscal year. All such members of the Compensation Committee are independent and none of such members are current or former officers or employees of the Company or any of its subsidiaries. No member of the Compensation Committee has been party to any material transaction with the Company or any of its subsidiaries.

Board Compensation Committee Report on Executive Compensation

The Company’s Compensation Committee meets on an as needed basis to review the salaries and compensation programs required to attract and retain the Company’s executive officers. While the Committee makes recommendations to the Board of Directors regarding the compensation of the executive officers, the Board of Directors ultimately determines such compensation. The salary of each of the Company’s executive officers is determined based upon the executive officer’s experience, managerial effectiveness, contribution to the Company’s overall profitability, maintenance of regulatory compliance standards and professional leadership. The Committee also compares the compensation of the Company’s executive officers with compensation paid to executives of similarly situated bank holding companies, other businesses in the Company’s market area and appropriate state and national salary data. These factors were considered in establishing the compensation of Mr. Hall, and prior to that, Mr. Aaron, during the fiscal year ended December 31, 2004. All executive officers of the Company, including Mr. Hall, are eligible to receive discretionary bonuses declared by the Board of Directors. The amount of such bonuses and incentive payments is based upon the Company’s budget and the attainment of corporate goals and objectives. Finally, the interests of the Company’s executive officers are aligned with that of its shareholders through the use of equity-based compensation, specifically the grant of stock options with exercise prices established at the fair market value of the Company’s common stock at the time of grant. This report is submitted by the Compensation Committee:

Loretta P. Dodgen, Ed.D.

Robert P. Huntley

H. Ray McKenney, Jr.

Howard L. Pruitt

Carl G. Yale

Performance Graph

The following graph compares (i) the yearly change in the cumulative total stockholder return on the Company’s common stock with (ii) the cumulative return of the Nasdaq Composite Index, and (iii) the Keefe, Bruyette & Woods Bank Index. The graph assumes that the value of an investment in the Company’s common stock and in each index was $100 on December 31, 1999, and that all dividends were reinvested. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

Code of Ethics

The Company has adopted a code of ethics that applies, among others, to its principal executive officer and principal financial officer. The Company’s code of ethics is available at http://www.integrityfinancialcorp.com.

Indebtedness and Transactions of Management

The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

Loans made by Catawba or First Gaston to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any

“interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of Catawba’s or First Gaston’s lending matters. To the best knowledge of the management of the Company and the banks, Regulation O has been complied with in its entirety.

PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed the firm of Dixon Hughes PLLC, Certified Public Accountants, as the Company’s independent public accountants for 2005. A representative of Dixon Hughes PLLC is expected to be present at the Annual Meeting, be available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

The Company has paid Dixon Hughes PLLC fees in connection with its assistance in the Company’s annual audit and review of the Company’s financial statements. The Company also engages Dixon Hughes PLLC for the preparation and review of tax returns and other matters.

The following table sets forth the fees billed by Dixon Hughes PLLC in various categories during the fiscal years ending December 31, 2004 and 2003.

Category	2004	2003
Audit Fees:	$210,250	$61,700
Audit-Related Fees:	19,700	38,505
Tax Fees:	14,685	15,075
All Other Fees:	35,500	- 0 -

Total Fees Paid:	$280,135	$115,280

Audit Fees. This category consists of fees billed, and expected to be billed, for professional services rendered for the audit of the Company’s annual financial statements, attest services provided pursuant to Section 404 of the Sarbanes-Oxley Act and assistance provided with regulatory filings.

Audit-Related Fees. This category consists of fees billed for services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not otherwise reported under “Audit Fees.” These services consist solely of routine accounting consultations.

Tax Fees. This category consists of fees billed for professional services for tax compliance and tax advice.

All Other Fees. This category consists of fees for professional services other than the services reported above. These services consisted of a review of certain loan relationships and documentation of loans made or authorized by the Company’s former Chief Executive Officer and assistance in the documentation of certain internal controls required by Section 404 of the Sarbanes-Oxley Act.

In accordance with the Audit Committee Charter, the Company’s Audit Committee must approve in advance any audit and permissible non-audit services provided by the Company’s independent auditors and the fees charged for such services. All services rendered by Dixon Hughes PLLC during 2005, 2004 and 2003 have been subject to pre-approval by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF DIXON HUGHES PLLC AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

MEMORANDUM OF UNDERSTANDING

On July 28, 2005, the Board of Directors of Catawba Valley Bank entered into a Memorandum of Understanding with the FDIC and the North Carolina Commissioner of Banks as a result of the joint examination by the FDIC and the North Carolina Commissioner’s Office as of January 18, 2005. The Memorandum of Understanding sets forth certain actions required to be taken by management of Catawba to rectify unsatisfactory conditions identified by the federal and state banking regulators. The primary issues to be addressed by management relate to Catawba’s lending function, including conducting extensive loan risk rating reviews; addressing problem loans and enhancing the credit administration department; developing specific plans and proposals for classified credit relationships; improving loan documentation, policies and procedures; correcting all known violations of laws, rules and regulations; and developing capital and strategic plans for Catawba.

The Board of Directors of Catawba believes that implementation of the provisions of the Memorandum of Understanding will be beneficial to Catawba’s future operations and has agreed with the regulators to cause management to move in good faith for a complete and timely response to the elements of the Memorandum.

OTHER MATTERS

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the Annual Meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

PROPOSALS FOR 2006 ANNUAL MEETING

It is anticipated that the 2006 Annual Meeting will be held on a date during April 2006. Any proposal of a shareholder which is intended to be presented at the 2006 Annual Meeting must be received by the Company at its main office in Hickory, North Carolina no later than November 15, 2005 in order that any such proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a proposal for the 2006 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Company by February 15, 2006 for it to be timely received for consideration. The Company will use its discretionary authority for any proposals received thereafter.

SHAREHOLDER COMMUNICATIONS

The Company does not currently have a formal policy regarding shareholder communications with the Board of Directors, however, any shareholder may submit written communications to Denise Sigmon, Assistant Secretary, Integrity Financial Corporation, P.O. Box 1907, Hickory, North Carolina 28603 whereupon such communications will be forwarded to the Board of Directors if it is addressed to them as a group or to the individual director or directors addressed.

Exhibit A

INTEGRITY FINANCIAL CORP

AUDIT COMMITTEE CHARTER

PURPOSE

The audit committee shall assist the Board of Directors in fulfilling its responsibilities to monitor (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company’s internal and external auditors.

MEMBERSHIP, QUORUM FOR MEETINGS

The audit committee shall consist of not fewer than three members of the Board; each of whom shall be independent of the management of the Company and free of any relationship that, in the judgment of the Board, would interfere with their exercise of independent judgment as audit committee members. Each member of the audit committee must satisfy all applicable membership and independence requirements set forth in the rules and regulations by regulatory bodies. The Board must make any affirmative determinations concerning the issue of independence of any director required under the rules and regulations of the Nasdaq SmallCap Market. Members of the audit committee shall be designated by the Board and consent to serve. A majority of the members of the audit committee shall constitute a quorum to transact business.

Audit committee members will not have an interest in the Company or engage in related party transactions that would have a material adverse effect on their independence or ability to act in the best interest of the shareholders.

If there is any basis for believing an audit committee member is not independent, the facts and circumstances should be reported to the general counsel and the Board, and no action should be taken until the Board, or the nominating committee thereof, has determined that the audit committee member is truly independent.

Audit committee members cannot vote on any matter in which they, directly or indirectly, have a material interest.

At least one member of the audit committee shall be designated as a financial expert.

MEETINGS

The committee shall meet as frequently as circumstances dictate, but no fewer than four times annually and each time the Company proposes to issue a press release with earnings and financial information. These meetings may be combined with regularly scheduled meetings. Meetings may be held in person or by telephone at the discretion of the chair of the audit committee.

The Board shall name a chairperson of the committee who shall prepare and/or approve an agenda in advance of each meeting. The committee shall maintain minutes or other records of meetings and activities of the committee with the advice of counsel.

All meetings of the audit committee required by this charter shall be held without any other members of the Board present. Portions of all meetings with independent accountants and the internal audit officer shall be held without any other members of management present.

The audit committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

REPORTS TO THE BOARD

The committee shall, through its chairperson, report regularly to the Board following the meetings of the committee, addressing such matters as the quality of the Company’s financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function or other matters related to the committee’s functions and responsibilities. The audit committee shall report its actions and budget to the Board.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

The audit committee shall be directly responsible for the appointment and dismissal, compensation, and oversight of the Company’s independent auditor, and may not delegate any of such responsibilities to others. The audit committee shall assist the Board in its oversight of:

•	The integrity of the Company’s financial statements

•	The Company’s compliance with legal and regulatory requirements

•	The independent auditor’s qualifications and independence

•	The performance of the Company’s internal audit function and the Company’s independent auditor

The audit committee shall also oversee the preparation of the report to be included in the Company’s annual proxy statement.

The audit committee shall assist the Board in fulfilling its oversight responsibilities by:

•	Reviewing the Company’s financial information that will be provided to its shareholders

•	Working with management to establish, subject to the approval of the Board, the systems of internal controls

•	Reviewing the systems of internal controls and reports of variance from those controls

•	Reviewing the audit processes and results of internal audits

•	Reviewing the Company’s accounting, reporting and financial practices

The responsibilities of a member of the audit committee are in addition to responsibilities as a member of the Board. Each member of the audit committee will be compensated separately for service on the audit committee. The audit committee shall direct the Company’s counsel to prepare a memorandum on a regular basis setting forth the standards applicable to the members of the audit committee under applicable laws and regulations.

The audit committee does not prepare financial statements on behalf of the Company or perform the Company’s audits, and its members are not the Company’s auditors and do not certify the Company’s financial statements. These functions are performed by the Company’s management and independent auditor.

The audit committee shall perform such other functions as are required by law, the Company’s articles of incorporation or bylaws, or the Board of Directors.

The audit committee:

•	Shall recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K

•	Shall meet with the chief financial officer separately at least once every quarter to review the accounts of the Company

•	Shall meet with the internal audit manager separately at least once every quarter

•	May conduct or authorize investigations into any matters within its scope of responsibilities

•	Shall review and discuss with management the policies and guidelines for risk assessment and management of risks

•	May take any other action permitted by applicable laws, rules, and regulations necessary to accomplish any action authorized by this charter or to further the goals of the audit committee as set forth in this charter

ASSISTANCE FROM OTHERS

The audit committee may request reports from the chief executive officer or the chief financial officer. The audit committee may retain (and determine the funding for) experts to advise or assist it, including outside counsel, accountants, financial analysts or others, and the Company shall provide sufficient funding therefore.

RELATIONSHIPS WITH INDEPENDENT AUDITORS

In order to retain independent auditors to review the records and accounts of the Company, the audit committee shall:

•	Have the sole authority to appoint and dismiss independent auditors to conduct Company audits or to perform permissible non-audit services, with the independent auditor ultimately accountable to the audit committee with respect to audit and related work and to oversee the performance of services by the independent auditor

•	Ascertain that the lead (or concurring) audit partner from any public accounting firms performing audit services serves in that capacity for no more than five fiscal years of the Company. In addition, ascertain that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the Company’s audit

•	Review the independent auditor’s scope and audit plan prior to the commencement of the audit

•	Obtain assurance from the independent auditors that the audit is conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Act of 1934

•	Determine the scope of the audit and the associated fees to be paid to the independent auditor (for both audit and permissible non-audit work)

•	Confirm and oversee the independence of the auditor; discuss with the independent auditor any relationships that may affect the auditor’s independence

In its review of the independent auditor, the audit committee shall:

•	Review the qualifications and experience of senior members of the audit team

•	Obtain and review annually a report by the independent auditor describing (1) the auditing firm’s internal quality control procedures, (2) any material issues raised by its most recent quality control review or investigation within the preceding five years and steps taken to resolve those issues, and (3) all relationships between the independent auditor and the Company

•	Ensure that the independent auditor provides the audit committee for their review with timely reports of (1) all critical accounting policies and practices, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, effects of using such alternatives, and the treatment preferred by the independent auditing firm, and (3) other material written communications between the independent auditor and management

•	Review the independent auditor’s reports on the adequacy of the Company’s internal controls, including computerized information system controls and security

Prior to the release or filing thereof, the audit committee shall review documents containing the Company’s financial statements, including the interim financial reports and filings with the SEC or other regulators. The audit committee shall specifically review:

•	With the independent auditor and management, their processes for assessment of material misstatements, identification of the notable risk areas, and their response to those risks

•	With management and the independent auditor, the Company’s annual and quarterly financial statements and related footnotes as well as all of the Company’s securities filings prior to their filing and release, paying particular attention to disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	The independent auditor’s audit of and report on the financial statements

•	With the independent auditor, any additions or changes in auditing or accounting principles suggested by the independent auditor, management or the internal auditor

•	With the independent auditor, the management letter provided by the independent auditor and the Company’s response

•	The independent auditor’s qualitative judgment about the appropriateness, and not just the acceptability, of accounting principles, use of estimates, basis for determining the amounts of estimates, and financial disclosures

•	With the independent auditor, any significant difficulties or disputes with management encountered during the course of the audit

•	Any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company and their related risks

•	With management and the independent auditor, the effect of regulatory and accounting initiatives as well as accounting principles and their alternatives that have a significant effect on the Company’s financial statements

•	Any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, or that are relevant to an understanding of the Company’s financial statements

•	Any reports or communications (and management’s and/or the internal audit department’s responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented

•	Any other matters related to the annual Company audit, including those matters that are required to be communicated to the audit committee under applicable law and generally accepted auditing standards

APPROVAL OF SERVICES PROVIDED BY INDEPENDENT AUDITORS

The audit committee shall approve any audit services and any permissible non-audit services prior to the commencement of the services as set forth in the Sarbanes-Oxley Act. In making its pre-approved determination, the audit committee shall consider whether providing the non-audit services are compatible with maintaining the independent auditor’s independence. If this pre-approval is delegated to an independent audit committee member or members, such member or members shall present a report of actions or decisions at the next scheduled audit committee meeting.

PROHIBITED NON-AUDIT SERVICES

The following services may not be provided by the independent auditor contemporaneously with the audit:

•	Bookkeeping or other services related to the accounting records or financial statements of the Company

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines is impermissible

RELATIONSHIPS WITH THE INTERNAL AUDIT FUNCTION

The audit committee shall:

•	Review and concur in the appointment, replacement, reassignment or dismissal of the Company’s Internal Auditors.

•	Establish procedures to review the assessment of the effectiveness and performance of the internal auditors

•	Review and concur in the compensation and benefits of Company employees who report directly to the audit committee

•	Take steps that are, in the sole judgment of the audit committee, reasonable or necessary to ensure that the internal auditors are independent and the compensation and benefits allocated to the internal auditors are not subject to review or termination without the consent of the audit committee

•	Review the audit scope and plan of the internal auditors

The audit committee shall consider and review with management and the internal audit manager:

•	The results of internal audits, management recommendation letters, reports of variance from the Company’s internal controls and report of the internal auditor

•	Significant findings during the year and management’s responses to them

•	Significant difficulties encountered during the course of their audits, including any restrictions on the scope of their work or access to required information

•	Changes required in the planned scope of their audit plan

•	The internal auditing department’s compliance with the Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing

•	The Company’s internal control structure and procedures for financial reporting and disclosure

•	The adequacy of the Company’s internal controls including computerized information system controls and security

OVERSIGHT OF CORPORATE COMPLIANCE FUNCTION

The audit committee shall:

•	Periodically require management, the internal auditor and the independent auditor to review, report and comment on significant Company risks or exposures and actions needed to minimize such risks or exposures

•	Review the steps and programs that management and the internal auditors have taken to identify, monitor, control and report such exposures

•	Establish procedures whereby employees can confidentially and anonymously submit to the audit committee concerns or issues regarding the Company’s accounting or auditing matters

•	Establish procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters, including their controls

•	Review with management the Company’s policies to encourage the reporting of potential illegalities and questionable accounting or auditing matters

•	Review any transactions with related parties and the procedures used to identify related parties

•	Review the Company’s code of ethics and recommend any changes or additions

•	Discuss periodically with management and evaluate the effectiveness of the program that management establishes to monitor compliance with the Company’s code of ethics and laws and regulations

•	Review management recommendations to the Board for changes that reflect changes in law or policy

•	Review with the Company’s outside legal counsel any legal matters that may materially affect the Company

•	Consider any emerging issues that the audit committee should become involved with in the future

AUDIT COMMITTEE FORMALITIES AND CHARTER

The audit committee shall:

•	Review and reassess annually the adequacy of this audit committee charter and recommend changes to the Board

•	Report periodically to the Board on the audit committee’s activities and findings, including any issues regarding the quality or integrity of the Company’s financial statements, compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, or the performance of the internal auditors

•	Take action to assess its performance on an annual basis. Such action may include retaining counsel, the independent auditor, or other consultants if necessary for the purpose of reviewing its performance

REVOCABLE PROXY

INTEGRITY FINANCIAL CORPORATION

39 Second Street, N.W.

Hickory, North Carolina 28601

APPOINTMENT OF PROXY

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints W. Alex Hall, Jr., Ronald S. Shoemaker and Howard L. Pruitt or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Integrity Financial Corporation (the “Company”) held of record by the undersigned on July 29, 2005, at the Annual Meeting of Shareholders of the Company to be held at the Park Inn Gateway Conference Center, 909 Highway 70 S.W., Hickory, North Carolina, at 4:00 p.m. on September 8, 2005, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as follows on the proposals listed below:

1.	ELECTION OF DIRECTORS: Proposal to elect six directors of the Company, for the terms indicated, or until their successors are duly elected and qualified.

☐	FOR all nominees listed below (except as indicated otherwise below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

NOMINEES

One Year Term	Two Year Term	Three Year Terms
Jack Ray Ferguson	Hal F. Huffman, Jr.	David E. Cline
W. Alex Hall, Jr.
Robert P. Huntley
Randy Miller

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line below.

2.	RATIFICATION OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of Dixon Hughes PLLC as the Company’s independent accountants for 2005.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY AND RETURN

IT IN THE POSTAGE PRE-PAID ENVELOPE PROVIDED

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE AND FOR PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.

Dated: , 2005

Signature

Signature if held jointly

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: TO ENSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY, YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.